UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: July 30, 2014

(Date of earliest event reported)

eGAIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 4, 2014, eGain Corporation, a Delaware corporation, filed a Current Report on Form 8-K (the “Form 8-K”) reporting the acquisition of Exony Limited, a privately held United Kingdom company ("Exony"). This Current Report on Form 8-K/A amends and supplements the Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Form 8-K and that are permitted to be filed by this amendment.

Rule 3-05 of Regulation S-X of the Securities Exchange Act of 1934 specifies the financial statements to be included in Item 9.01, based on certain significance tests, for the acquisition of a non-U.S. acquiree. The financial statements of Exony are prepared in accordance with accounting principles generally accepted in the United Kingdom (“U.K. GAAP”), a basis of accounting other than those generally accepted in the United States of America (“U.S. GAAP”). Exony met the significance test for fiscal year 2014 at the 50% level and is therefore required to include a reconciliation of the key differences between U.K. GAAP and U.S. GAAP in the notes to its consolidated financial statements, which are included in Item 9.01 (a) (Exhibit 99.1 and 99.2).

Item 9.01 Financial Statements and Exhibits.

(a)Financial statements of businesses acquired.

The following financial information related to Exony is attached as Exhibit 99.1 and 99.2 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

(i)	Audited Consolidated Financial Statements for the fiscal years ended September 30, 2013 and 2012 and Notes to Audited Consolidated Financial Information are attached as Exhibit 99.1;
(ii)	Unaudited Consolidated Financial Statements for the nine month interim periods ended June 30, 2014 and 2013 and Notes to Unaudited Consolidated Financial Information are attached as Exhibit 99.2;

The consent of Baker Tilly Audit Limited, Exony’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)Pro forma financial information.

The following unaudited pro forma condensed combined consolidated financial information related to eGain’s acquisition of Exony is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the fiscal year ended June 30, 2014;
(ii)	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 30, 2014; and
(iii)	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

(c)Not applicable.

(d)Exhibits.

Exhibit No.	Description

23.1	Consent of Baker Tilly Audit Limited

99.1	Audited consolidated financial statements of Exony Limited for the fiscal years ended September 30, 2013 and 2012 and the years then ended

99.2	Unaudited consolidated financial statements of Exony Limited at June 30, 2014 and for the nine month interim period ended June 30, 2014 and 2013

99.3

Unaudited pro forma condensed combined statements of operation of eGain Corporation for the fiscal year ended June 30, 2014 and unaudited pro forma condensed combined balance sheet of eGain Corporation as of June 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2014	eGAIN CORPORATION

	By:	/s/ Eric N. Smit
Eric Smit Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Signatory)

Exhibit Index

Exhibit No.	Description

23.1	Consent of Baker Tilly Audit Limited

99.1	Audited consolidated financial statements of Exony Limited for the fiscal years ended September 30, 2013 and 2012 and the years then ended.

99.2	Unaudited consolidated financial statements of Exony Limited at June 30, 2014 and for the nine month interim period ended June 30, 2014 and 2013.

99.3

Unaudited pro forma condensed combined statement of operations of eGain Corporation for the fiscal year ended June 30, 2014 and unaudited pro forma condensed combined balance sheet of eGain Corporation as of June 30, 2014.